SCUDDER
                                                                     INVESTMENTS

Scudder Quantitative Equity Fund - Investment Class

Scudder Quantitative Equity Fund - Institutional Class

Supplement dated January 23, 2003 to prospectus dated
April 30, 2002, as revised August 19, 2002
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On December 17, 2002, the Board of Trustees approved closing and liquidating the
Scudder Quantitative Equity Fund (the `Fund'). Effective immediately, the Fund is closed to new investors. The Fund will be liquidated on or about March 31, 2003. On that day, shareholders invested in the Fund will be automatically redeemed from the Fund. Prior to the Fund's liquidation date, shareholders may exercise the option to exchange their shares for comparable shares in another fund in the Scudder family.
















               Please Retain This Supplement for Future Reference

BT Investment Funds
SQEF-1-IV (1/31/03)
SQEF-1-IN (1/31/03)
CUSIPs:  055922652
         055922645


January 23, 2003